Exhibit 32.2

 CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bryan L. Hughes, Chief Financial Officer of Winnebago Industries, Inc. (the "Company"), hereby certify that to my knowledge:

a.The Quarterly Report on Form 10-Q for the fiscal quarter ended May 30, 2026 (the "Report") of the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

b.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 25, 2026	/s/ Bryan L. Hughes
Bryan L. Hughes
Chief Financial Officer and Senior Vice President
(Principal Financial and Accounting Officer)